Exhibit 99.(17)(e)

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND, INC. Your vote is important no matter how many shares you own. Please cast your proxy vote today! PROXY VOTING OPTIONS 1. Mail your signed and voted proxy back in the postage paid envelope provided. 2. ONLINE at proxyonline.com using your proxy control number found below. 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line. 4. By PHONE with a live operator when you call toll-free 1-800-330-5136 Monday through Friday 9 a.m. to 10 p.m. Eastern time. 12345678910 CONTROL NUMBER BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 5, 2016 The undersigne d hereby appoints SET H A. GELMAN and ALEXIS I. RIEGER, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Brookfield Mortgage Opportunity Income Fund Inc. (the "Fund" ) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 25 0 Vesey Street, 15th Floor, New York , New York 10281-1023, on Friday, August 5, 2016 at 8:30 a.m., EDT, and at any adjournments thereof . The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting , in person or by substitute (or, if only one shall be so present , then that one), shall have , and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 330-5136. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 5, 2016. The Notice of Special Meeting, Proxy Statement and Proxy Card are available at: http://wwww.brookfieldim.com. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND, INC. Your signature is required for your vote to be counted. Please sign exactly as name(s) appear(s) on the records of the Fund. One or more joint owners should sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND PROPOSAL 1 BELOW HAS BEEN UNANIMOUSLY APPROVED BY THE TRUST’S BOARD OF TRUSTEES. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL(S). The Trust’s Board of Trustees unanimously recommends that you vote “FOR” proposal 1 and 2. To vote, mark one box in blue or black ink. Example: • PROPOSALS: To consider and vote upon the proposed reorganization of the fund into Brookfield Real Assets Income Fund, Inc., a newly organized Maryland Corporation. 1. O O O To consider and vote upon the appointment of Schroder Investment Manager North America Inc., as Sub-adviser. 2. O O O 3. To transact such other business that may properly come before the special meeting or any adjournments or postponements thereof. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Thank you for voting [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] Comments: FORAGAINSTABSTAIN PROXY CARD